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                                                                   EXHIBIT 10.30

                                                                  Execution Copy

                             AMENDMENT NO. 1 TO THE
                     PATENT AND TECHNOLOGY LICENSE AGREEMENT

     THIS AMENDMENT NO. 1 dated as of April 30, 2003 (this "Amendment") is to the Patent and Technology License Agreement (the "Patent License Agreement") dated October 2, 2001 by and between The Procter & Gamble Company, an Ohio corporation ("Licensor"), and Prestige Brands International, Inc., a Virginia corporation ("Licensee"). The Licensor and Licensee are sometimes collectively referred to herein as "Parties" and individually as "Party."

                                    RECITALS

WHEREAS, Licensor and Licensee have entered into the Patent License Agreement;
and

WHEREAS, Licensor and Licensee each desire to amend certain terms relating to the term of the Patent License Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee hereby agree as follows:

I. DEFINITIONS. Terms defined in the Patent License Agreement and not otherwise defined herein are used herein as defined in the Patent License Agreement.

II.  AMENDMENT TO LICENSE AGREEMENT.

     2.1 DEFINITION OF GEOGRAPHY. Section 1.08 (Geography) of the Patent License Agreement is hereby amended by deleting the entire Section 1.08 and replacing it in its entirety with the following:

     1.08 "GEOGRAPHY" means:

          (a) during the Transitional Period and continuing until October 2, 2006, only:

               (i) world-wide, except for CEEMEA, for COMET(R) powder products in the Retail Business;

               (ii) the United States of America and Canada for COMET(R) liquid spray products in the Retail Business; and

               (iii) the United States of America and Canada for COMET(R) liquid gel products in the Retail Business; and

          (b) on and after October 3, 2006 only, all areas set forth in (a) and additionally:

               (i)  CEEMA for COMET(R) powder products in the Retail Business;
                    and

          (c) on and after May 1, 2010 only, all areas set forth in (a) and (b) and additionally:

               (i)  world-wide for COMET(R) powder products in the CPG Business.

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     The remainder of Article 1 the Patent License Agreement is not amended and remains in full force and effect.

III. EFFECT OF AMENDMENTS TO PATENT LICENSE AGREEMENT. To the extent the terms and conditions of the Patent License Agreement conflict with the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control and supersede those of the Patent License Agreement.

IV. REMAINING TERMS AND CONDITIONS OF PATENT LICENSE AGREEMENT. Unless amended herein, all other terms and conditions of the Patent License Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date above written.

THE PROCTER & GAMBLE COMPANY

By: /s/ R.A. MCDONALD
    ----------------------------------------

Name Printed: R.A. McDonald
              ------------------------------

Title: President, Fabric & Home Care GBU
       -------------------------------------

PRESTIGE BRANDS INTERNATIONAL, INC.

By: /s/ CYNTHIA B. SATTERWHITE
    ----------------------------------------

Name Printed: Cynthia B. Satterwhite
              ------------------------------

Title: CFO & VP
       -------------------------------------


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